SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 23, 1998





                          FIRST SHENANGO BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                  0-21076                 25-1698967
----------------------------      --------------          ----------------------
(State or other jurisdiction      (SEC File No.)             (IRS Employer
     of incorporation)                                    Identification Number)


  25 North Mill Street, New Castle, Pennsylvania                 16101
------------------------------------------------               ----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: 724-654-6605
                                                    ------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events

     The Registrant signed a Press Release announcing first quarter earnings for March 31, 1998. For further details, reference is made to the Press Release filed as Exhibit 1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIRST SHENANGO BANCORP, INC.



Date:  May 1, 1998                  By:    /s/Francis A. Bonadio
                                           -------------------------------------
                                           Francis A. Bonadio
                                           President and Chief Executive Officer